SUPPLEMENT DATED DECEMBER 19, 2008
TO THE PROSPECTUSES FOR PRINCIPAL FUNDS, INC.
DATED FEBRUARY 29, 2008

This supplement updates information currently in the prospectus. Not every fund listed in this supplement is available in each share class.

Dividends and Distributions

In the Dividends and Distributions section, replace the bulleted list, with the following list and note that any capital gains distribution will be made on the eighth business day of each December rather than the fourth business day:

• The Bond & Mortgage Securities, California Municipal, Global Diversified Income, Government & High Quality Bond, High Yield (formerly known as High Yield II), Income, Inflation Protection, Mortgage Securities, Short-Term Bond, Short-Term Income, Tax-Exempt Bond (formerly known as Tax-Exempt Bond I), and Ultra Short Bond Funds declare dividends of their daily net investment income each day their shares are priced. On the last business day of each month the Funds will pay out their accumulated declared dividends.

• The Money Market Fund declares dividends of all its daily net investment income each day its shares are priced. The dividends are paid daily and are automatically reinvested into additional shares of the Fund. For Classes A,B,C, J, & S, you may ask to have your dividends paid to you monthly in cash. These cash payments are made on the 20th of each month (or previous business day).

• The Preferred Securities Fund pays its net investment income monthly. The payment date is the last business day of each month.

• The Core Plus Bond I, Equity Income (formerly known as Equity Income I), Global Real Estate Securities, and Real Estate Securities Funds and the SAM Flexible Income, SAM Conservative Balanced, and SAM Balanced Portfolios each pay their net investment income quarterly. The payment date is the last business day of March, June, September, and December.

• The Diversified International, International I (formerly known as Partners International), International Emerging Markets, International Growth, International Value I, Principal LifeTime 2010, Principal LifeTime 2015, Principal LifeTime 2020, Principal LifeTime 2025, Principal LifeTime 2030, Principal LifeTime 2035, Principal LifeTime 2040, Principal LifeTime 2045, Principal LifeTime 2050, Principal LifeTime 2055, Principal LifeTime Strategic Income, SAM Conservative Growth Portfolio, and SAM Strategic Growth Portfolio Funds pay their net investment income annually. The payment date is the last business day of December.

• The other Funds pay their net investment income annually. The payment date is the fifteenth business day of December.

Cash Managment Program

Principal Management Corporation (“Principal”) extended its cash management program described in the September 9, 2008 supplement. On November 17, 2008, Principal added the following Funds to the Cash Management Program: MidCap Value I, MidCap Value II, SmallCap Value I, and SmallCap Value III.

SmallCap Growth Fund III

Effective January 21, 2009, Mazama Capital Management, Inc. will no longer be a Sub-Advisor to this Fund. Columbus Circle Investors (“CCI”) will continue to use the strategies attributed to it in the prospectus.

On December 19, 2008, the Board of Directors of Principal Funds, Inc. approved the SmallCap Growth I’s acquisition of the assets of SmallCap Growth Fund III. At the time of the acquisition, CCI will become an additional sub-advisor to SmallCap Growth Fund III. The proposed acquisition will be submitted for shareholder approval at a Special Meeting of Shareholders of Principal Funds, Inc. tentatively scheduled for April 2009. Additional information about this proposal will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders in March 2009.

MidCap Growth Fund II

Effective January 21, 2009, MacKay Shields LLC will no longer be a Sub-Advisor to this Fund. Jacobs Levy Equity Management, Inc. (“Jacobs Levy”) will continue to use the strategies attributed to it in the prospectus.

On December 19, 2008, the Board of Directors of Principal Funds, Inc. approved the MidCap Growth Fund III’s acquisition of the assets of MidCap Growth Fund II. At the time of the acquisition, Jacobs Levy will become an additional sub-advisor to MidCap Growth Fund III. The proposed acquisition will be submitted for shareholder approval at a Special Meeting of Shareholders of Principal Funds, Inc. tentatively scheduled for April 2009. Additional information about this proposal will be provided in the Proxy Statement/Prospectus that is expected to be mailed to record date shareholders in March 2009.

SmallCap Value Fund III

On December 19, 2008, the Board of Directors of Principal Funds, Inc. approved the SmallCap Value Fund II’s acquisition of the assets of SmallCap Value Fund III. At the time of the acquisition, Los Angeles Capital Management and Equity Research, Inc. will become an additional sub-advisor to SmallCap Value Fund II. This proposal does not necessitate a shareholder vote; however, additional information regarding the proposal will be provided to shareholders of the SmallCap Value Fund III.

Ark Asset Management Co., Inc. has resigned as a sub-advisor for SmallCap Value Fund III, effective mid-January 2009.

LargeCap Value Fund II

On December 8, 2008, the Board of Directors of Principal Funds, Inc. approved the LargeCap Value Fund I’s acquisition of the assets of LargeCap Value Fund II. This proposal does not necessitate a shareholder vote; however, additional information regarding the proposal will be provided to shareholders of the LargeCap Value Fund II.

MidCap Value Fund II

On December 19, 2008, the Board of Directors of Principal Funds, Inc. approved the MidCap Value Fund I’s acquisition of the assets of MidCap Value Fund II. This proposal does not necessitate a shareholder vote; however, additional information regarding the proposal will be provided to shareholders of the SmallCap Value Fund III.

Extension of Money Market Guarantee Program

The Board of Directors of Principal Funds, Inc. (the “Board”) approved the continued participation by the Money Market Fund (the “Fund”) in the United States Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”). The Program guarantees the net asset value of certain shares of the Fund as of September 19, 2008. See the October 14, 2008 prospectus supplement for more information about the Program.

The Program has been extended by the Treasury from December 19, 2008 until April 30, 2009. The costs for continued participation in the Program are 0.015% of the net assets of the Fund as of September 19, 2008 and shall be borne by the Fund. If the Treasury elects to further extend the Program, the Board will consider whether to continue the Fund’s participation in the Program.

Frequent Purchases and Redemptions

Effective January 1, 2009, the Ultra Short Bond Fund will no longer be subject to the excessive trading fee on redemptions or exchanges of shares redeemed within 30 days of purchase.

Institutional Class Only:

Effective January 1, 2009, transfer agent costs related to Institutional Class shares shall be borne by the Fund.